UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

WiSA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

15268 NW Greenbrier Pkwy
Beaverton, OR 97006
(408) 627-4716
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on August 19, 2022
The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://ir.wisatechnologies.com/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 19, 2022
To the Stockholders of WiSA Technologies, Inc.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of WiSA Technologies, Inc., a Delaware corporation (the “Company”), will be held on August 19, 2022 at 1:00 p.m., Pacific Time, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 for the following purposes:
1. To elect eight (8) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);
2. To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal No. 2”);
3. To consider and vote on a proposal to adopt the Company’s Technical Team Retention Plan of 2022 (“Proposal No. 3”); and
4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
The foregoing items of business are more fully described in the proxy statement that is attached and made a part of this notice of Annual Meeting (the “Proxy Statement”). Only stockholders of record of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at the close of business on June 21, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.
Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.
Beaverton, Oregon	By Order of the Board of Directors,
June 23, 2022	/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer
Notwithstanding the foregoing or anything to the contrary contained herein, due to ongoing public health concerns relating to the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
In this proxy statement (“Proxy Statement”), WiSA Technologies, Inc., a Delaware corporation, is referred to as “WiSA,” the “Company,” “we,” “us” and “our.”
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in July 2018; (ii) the last day of the fiscal year in which our annual revenue is equal to or greater than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Information Concerning the Proxy Materials and the Annual Meeting
Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m., Pacific Time, on August 19, 2022 at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about June 27, 2022.
Only stockholders of record of our shares of Common Stock as of the close of business on June 21, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 16,869,822 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one (1) vote per share of Common Stock held by them. Stockholders may vote in person or by proxy, by (i) using the instructions provided in the enclosed proxy card to vote online via the Internet or by telephone or (ii) completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person. Notwithstanding the foregoing or anything to the contrary contained herein, due to ongoing public health concerns relating to the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, we are planning for the possibility that there may be limitations on attending the Annual Meeting in person, or we may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

Brett Moyer is named as attorney-in-fact in the proxy. Mr. Moyer is our Chairman of the Board, President and Chief Executive Officer. Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.
The stockholders will consider and vote upon (i) a proposal to elect eight (8) members of our Board, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal No. 2”); and (iii) a proposal to approve the adoption of our Technical Team Retention Plan of 2022 (“Proposal No. 3”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.
Voting Procedures and Vote Required
Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum if (i) you are entitled to vote and you are present in person at the Annual Meeting; or (ii) you have properly voted by proxy online, by telephone, or by submitting a proxy card by mail. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.
Vote Required for Election of Directors (Proposal No. 1).   Our certificate of incorporation, as amended (“Certificate of Incorporation”), does not authorize cumulative voting. Our bylaws (“Bylaws”) provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Vote Required for Ratification of Independent Registered Public Accounting Firm (Proposal No. 2).    Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Vote Required for Adoption of our Technical Team Retention Plan of 2022 (Proposal No. 3).   Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to adopt our Technical Team Retention Plan of 2022.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote.
The vote on each of Proposal No. 1 and Proposal No. 3 is considered “non-routine” and the vote on Proposal No. 2 is considered “routine.”
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote for any of the proposals at the Annual Meeting.
Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by Brett Moyer, our Chairman of the Board, President and Chief Executive Officer.
Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Delivery of Documents to Stockholders Sharing an Address
We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting or other corporate materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Corporate Secretary, 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, telephone: (408) 627-4716.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 21, 2022, information regarding beneficial ownership of our capital stock by:
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each person, or group of affiliated persons, known by us to beneficially own more than 5% of each class of our outstanding equity securities;

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each of our named executive officers;

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each of our directors; and

•
all of our named executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 16,869,822 shares of Common Stock outstanding as of June 21, 2022. The percentage ownership information shown in the table excludes (a) shares of Common Stock to be issued upon exercise of warrants and pre-funded warrants to purchase an aggregate of up to 4,440,660 shares of Common Stock as of June 21, 2022, and (b) an aggregate of 421,558 shares of Common Stock issuable upon vesting of restricted stock units (“RSUs”) that were issued pursuant to the Company’s 2020 Stock Incentive Plan (the “2020 Plan”), none of which have vested as of June 21, 2022.
Beneficial ownership is determined according to the rules of the SEC and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of June 21, 2022. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of June 21, 2022 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o WiSA Technologies, Inc., 15268 NW Greenbrier Pkwy, Beaverton, OR 97006.
Name and Address of Beneficial Owner:	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
5% or greater stockholders:
Lind Global Macro Fund, LP(2)	1,699,551	9.99%
Directors and executive officers
Brett Moyer(3) President, Chief Executive Officer and Chairman of the Board	538,923	3.19%
George Oliva(4) Chief Financial Officer and Secretary	237,875	1.41%
Gary Williams(5) Chief Accounting Officer and Vice President of Finance	90,141	*
Lisa Cummins(6) Director	32,667	*
Dr. Jeffrey M. Gilbert(7) Director	33,917	*
David Howitt(8) Director	12,868	*

Name and Address of Beneficial Owner:	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Helge Kristensen(9) Director	41,265	*
Sriram Peruvemba(10) Director	30,834	*
Robert Tobias(11) Director	32,667	*
Wendy Wilson(12) Director	22,000	*
Directors and executive officers as a group (10 persons)(13)	1,073,157	6.33%

*
Less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them.

(2)
The number of shares of Common Stock and percentage beneficially owned by Lind Global Macro Fund, LP (“Lind”) includes 1,556,844 shares of Common Stock, and an aggregate of up to 142,707 shares of Common Stock issuable to Lind pursuant to the following warrants in any combination as a result of the triggering of the 9.99% beneficial ownership limitation provisions in each such warrant: (i) warrants to purchase up to 227,679 shares of Common Stock issued to Lind in a private placement offering that we closed in March 2020, (ii) warrants to purchase up to 140,000 shares of Common Stock issued to Lind in an underwritten public offering that we closed in April 2020, (iii) warrants to purchase up to 260,000 shares of Common Stock issued to Lind in a private placement offering that we closed on June 8, 2020, (iv) warrants to purchase up to 275,000 shares of Common Stock issued to Lind in a private placement offering that we closed on June 11, 2020 and (v) warrants to purchase up to 38,750 shares of Common Stock issued to Lind in connection with a warrant solicitation transaction that we closed in June 2021. The number of shares of Common Stock excludes an aggregate of up to 798,722 shares of Common Stock issuable pursuant to such warrants, as a result of such beneficial ownership limitation provisions. The number of shares of Common Stock beneficially owned by Lind is based on information provided by Lind to the Company and included in Amendment No. 2 to the Schedule 13G filed by Lind with the SEC on January 26, 2022 reporting its beneficial ownership of Common Stock.

Jeff Easton is the managing member of The Lind Partners, LLC which is the manager of Lind and has sole voting control and investment discretion over the securities held by Lind. Mr. Easton disclaims beneficial ownership over such securities listed except to the extent of his pecuniary interest therein. The principal business address of Lind is 444 Madison Ave, 41st Floor, New York, NY 10022.
(3)
Includes (i) warrants to purchase up to 1,380 shares of Common Stock with exercise prices ranging from $15.80 to $60.00 per share; (ii) 9,833 restricted shares of Common Stock granted under the Company’s 2018 Long-Term Stock Incentive Plan (the “2018 LTIP”), which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on each such anniversary; (iii) 166,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Moyer remains in the service of the Company on each such anniversary; (iv) 250,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Moyer remains in the service of the Company on each such date; and (v) 48,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 48,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.
(4)
Includes (i) 8,282 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Oliva remains in the service of the Company on each such anniversary; (ii) 20,000 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Oliva remains in the service of the Company on each such anniversary; (iii) 150,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Oliva remains in the service of the Company on each such date; and (iv) 20,608 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 20,608 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Oliva remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.

(5)
Includes (i) warrants to purchase up to 179 shares of Common Stock with an exercise price of $15.80 per share; (ii) 3,333 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Williams remains in the service of the Company on each such anniversary; (iii) 13,333 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Williams remains in the service of the Company on each such anniversary; (iv) 50,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Williams remains in the service of the Company on each such date; and (v) 10,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 10,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Williams remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.

(6)
Includes (i) 1,833 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on each such anniversary; (ii) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Ms. Cummins remains in the service of the Company on each such anniversary; (iii) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Ms. Cummins remains in the service of the Company on each such date; and (iv) 3,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 3,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.

(7)
Includes (i) 1,833 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on each such anniversary; (ii) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Dr. Gilbert remains in the service of the Company on each such anniversary; (iii) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Dr. Gilbert remains in the service of the Company on each such date; and (iv) 3,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 3,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.
(8)
Includes 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest in equal installments on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Howitt remains in the service of the Company on each such date. Excludes 1,900 shares of Common Stock owned by the Dennis Howitt Trust for which Mr. Howitt is the beneficiary and of which Mr. Howitt disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(9)
Includes (i) warrants to purchase up to 116 shares of Common Stock at an exercise price of $108.00 per share, (ii) 1,833 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on each such anniversary; (iii) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Kristensen remains in the service of the Company on each such anniversary; (iv) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Kristensen remains in the service of the Company on each such date; and (v) 3,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 3,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.

(10)
Includes (i) 2,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary; (ii) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary; (iii) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Peruvemba remains in the service of the Company on each such date; and (iv) 2,417 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 2,416 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.

(11)
Includes (i) 1,333 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on each such date; (ii) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of March 15, 2021, so long as Mr. Tobias remains in the service of the Company on each such date; (iii) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of such which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Mr. Tobias remains in the service of the Company on each such date; and (iv) 3,333 shares of Common Stock issuable upon settlement of an equivalent number of RSUs granted under the 2020 Plan, which are scheduled to vest on August 15, 2022, which is within 60 days of June 21, 2022. Excludes 3,333 RSUs granted under the 2020 Plan, scheduled to vest on the third anniversary of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on such anniversary, and thus will not vest within 60 days of June 21, 2022.
(12)
Includes (i) 6,666 restricted shares of Common Stock granted under the 2018 LTIP, which vest in equal installments on the second and third anniversaries of May 15, 2021, so long as Ms. Wilson remains in the service of the Company on each such date, and (ii) 12,000 restricted shares of Common Stock granted under the 2018 LTIP, 1/5th of which are scheduled to vest on September 15, 2022, and 4/5ths of which are scheduled to vest in equal installments on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025, so long as Ms. Wilson remains in the service of the Company on each such date.

(13)
See the information included in footnotes 3 through 12 above.

ELECTION OF DIRECTORS
(Proposal No. 1)
The following individuals have been nominated as members of our Board, each to serve until the Company’s 2023 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. Pursuant to our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.
Name of Director	Age	Director Since
Brett Moyer	64	August 2010
Lisa Cummins	52	June 2019
Dr. Jeffrey M. Gilbert	51	April 2015
David Howitt	53	December 2021
Helge Kristensen	61	August 2010
Sriram Peruvemba	57	June 2020
Robert Tobias	58	February 2020
Wendy Wilson	54	May 2021
Brett Moyer, Chief Executive Officer, President, Director and Chairman of the Board
Brett Moyer is a founding member of the Company and has served as the President and Chief Executive Officer of the Company and as a member of its Board since August 2010. From August 2002 to July 2010, Mr. Moyer served as president and chief executive officer of Focus Enhancements, Inc., a developer and marketer of proprietary video technology and UWB wireless chips. From February 1986 to May 1997, Mr. Moyer worked at Zenith Electronics Inc. a consumer electronic company, where he had most recently been the vice president and general manager of its Commercial Products Division. Between August 2017 and October 2019, Mr. Moyer served as a member of the board of directors of DionyMed Brands Inc., a company which operated a multi-state, vertically integrated operating platform that designs, develops, markets and sold a portfolio of branded cannabis products. From June 2016 to November 2018, Mr. Moyer served as a member of the board of directors of Alliant International University, a private university offering graduate study in psychology, education, business management, law and forensic studies, and bachelor’s degree programs in several fields. From 2003 to December 2015, he served as a member of the board of directors of HotChalk, Inc., a developer of software for the educational market, and from March 2007 to September 2008, he was a member of the board of directors of NeoMagic Corporation, a developer of semiconductor chips and software that enable multimedia applications for handheld devices. Mr. Moyer received a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Master’s of Business Administration with a concentration in finance and accounting from Thunderbird School of Global Management.
Lisa Cummins, Director
Lisa Cummins has been a member of the Board since June 2019. Ms. Cummins currently serves as Chief Financial Officer and Chief Operating Officer for Ayar Labs, a venture backed startup that is developing an optical based “chiplet” to provide high speed, high density & low power to replace traditional electrical based input/output. She joined Ayar Labs in January 2019 after overseeing a successful sale of Penguin Computing, a private equity backed company, to Smart Global Holdings in June 2018. Prior to that, from May 2007 to October 2012, she served as Chief Financial Officer at Adept Technology, a Nasdaq publicly traded global robotics company, where she oversaw investor relations, led the Sarbanes-Oxley Act of 2002, as amended, compliance, completed multiple acquisitions, and secured bank and equity financing including a secondary public offering. Ms. Cummins is a certified public accountant, inactive, earned a Business Economics degree from the University of California Santa Barbara and a Masters in Business Administration from St. Mary’s College. The Company believes that Ms. Cummins is qualified to serve on the Board because of her over-25 years of experience as a growth-oriented financial executive in global high-tech organizations.
Dr. Jeffrey M. Gilbert, Director
Dr. Gilbert has been a member of the Board since April 2015. Dr. Gilbert has been working in the Research and Machine Intelligence and Project Loon teams at Google, Inc. since March 2014, and from January 2014 to March 2014, Dr. Gilbert worked for Transformational Technology Insights LLC, a consulting company, where he served as the sole principal. Previously, from May 2011 to December 2013, Dr. Gilbert was chief technology officer of Silicon Image, Inc., a leading provider of wired and wireless connectivity solutions. Dr. Gilbert was responsible for Silicon Image Inc.’s technology vision, advanced technology, and standards initiatives. Prior to joining Silicon Image Inc., Dr. Gilbert was chief technical officer of SiBEAM Inc., a fabless semiconductor company pioneering the development of intelligent millimeter wave silicon solutions for wireless communications, from May 2005 to May 2011. Before SiBEAM Inc., Dr. Gilbert served as director of algorithms and architecture and other engineering and management positions at Atheros Communications, a semiconductor developer, from May 2000 to May 2005, where he led the development of that company’s 802.11n, 802.11g, eXtended Range (“XR”), and Smart Antenna technologies. Dr. Gilbert received a Ph.D. in Electrical Engineering from the University of California Berkeley, an M.Phil. in Computer Speech and Language Processing from Cambridge University, and a B.A. in Computer Science from Harvard College. The Company believes that Dr. Gilbert is qualified to serve on the Board to advise the Company on technology developments and management based on his long-standing experience in the wireless and technology industries.
David Howitt, Director
David Howitt has been a member of the Board since December 2021. Since March 2004, Mr. Howitt has served as the founder and CEO of Meriwether Group LLC, a strategic consulting firm that works with disruptive consumer brands by integrating their visions, developing growth strategies, scaling their brands, and increasing revenue in order to build enterprise value (“Meriwether”). Prior to founding Meriwether, between 1997 to 2008 Mr. Howitt worked in various positions at Adidas US, including managing Licensing and Business Development and as corporate counsel from 1997 to 2001. Mr. Howitt serves as Member Of The Board Of Advisors, Bloch International. Mr. Howitt earned his bachelor’s degree, political science/philosophy at Denison University and his JD, environmental and natural resources law at Lewis & Clark Law School. The Company believes that Mr. Howitt is qualified to serve on the Board because of his experience as a growth-oriented leader in a multitude of organizations.
Helge Kristensen, Director
Helge Kristensen has been a member of the Board since August 2010. Mr. Kristensen has held high level management positions in technology companies for the last 25 years and for the last 18 years, he has served as vice president of Hansong Technology, an original device manufacturer of audio products based in China, and as president of Platin Gate Technology (Nanjing) Co. Ltd, a company with focus on service-branding in lifestyle products as well as pro line products based in China. Since August 2015, Mr. Kristensen has served as co-founder and director of Inizio Capital, an investment company based in the Cayman Islands. Mr. Kristensen has been involved in the audio and technology industries for more than 25 years. His expertise is centered on understanding and applying new and innovative technologies. He holds a master’s degree in Engineering and an HD-R, a graduate diploma, in Business Administration (Financial and Management Accounting) from Alborg University in Denmark. The Company believes that Mr. Kristensen is qualified to serve on the Board because of his technology and managerial experience as well has his knowledge of the audio industry.

Sriram Peruvemba, Director
Sriram Peruvemba has been a member of the Board since June 2020. He is the CEO of Marketer International Inc., a marketing services firm, a position he has held since July 2014. He is also a board member of Visionect d.o.o, an electronics hardware company in Slovenia, since September 2017. He previously served as board member and chair of marketing for the Society for Information Display from August 2014 to July 2020. He was also a director of Quantum Materials Corp. from October 2015 to December 2016 and the CEO of the company from June 2016 to December 2016. Mr. Peruvemba was previously the Chief Marketing Officer at E Ink Holdings, where he played a major role in transforming the startup to a global company with a high valuation. With over 30 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic hardware technologies. The Company believes that Mr. Peruvemba is qualified to serve on the Board because of such experience and because he is an acknowledged expert on electronic displays, haptics, touch screens, electronic materials and related technologies. He also consults, writes and presents on those subjects globally. Based in Silicon Valley, Mr. Peruvemba advises high tech firms in the US, Canada, and Europe. He received a bachelor’s degree in Engineering from Bangalore University, an MBA degree from Wichita State University and a post-graduate diploma in management from Indira Gandhi National Open University.
Robert Tobias, Director
Robert Tobias has been a member of the Board since February 2020 and has served as CEO, Chairman and President of HDMI Licensing Administrator Inc. since January 2017, where he has been the strategic force behind the licensing, enforcement, compliance and growth of HDMI® technology around the world. Mr. Tobias leads efforts to promote the HDMI specification as the premier digital and audio interface to the consumer electronics, mobile, PC and entertainment industries. In addition, he oversees IP enforcement with 1700 HDMI licensees and partners responsible for the release of almost nine billion HDMI products worldwide, and as such brings a recognized level of expertise working with foreign regulatory channels, customs authorities, standards development organizations, media companies, etc., to grow the business and protect the HDMI brand. Prior to joining HDMI Licensing Administrator Inc., Mr. Tobias served as President of HDMI Licensing LLC, a wholly owned subsidiary of Lattice Semiconductor, from September 2015 to December 2016, where he led the marketing, licensing and compliance teams promoting and licensing the HDMI intellectual property, and prior to that, he held the roles of President at MHL and Senior Director of Strategic Product Marketing and Business Development at Silicon Image. Mr. Tobias earned a Bachelor’s degree in Electrical Engineering from UC Davis, an MBA from Santa Clara University and sits on the UC Davis Engineering Faculty Dean’s Executive Committee. The Company believes that Mr. Tobias is qualified to serve on the Board based on his experience and leadership in the consumer electronics industry as well as his strong relationships with top consumer electronics brands in Asia.
Wendy Wilson, Director
Wendy Wilson has been a member of the Board since May 2021. Ms. Wilson has served as Vice President of Marketing at ChargePoint, Inc. since August 2017, a leading electric vehicle charging network provider, where she has profit and loss responsibilities for the company’s home business unit, helps run go-to-market functions for such company’s SaaS businesses and helps expand operations into European markets with scalable localization, web, and marketing processes. Previously, Ms. Wilson served as Vice President of Marketing at Jive Software, a communication software company, from August 2014 to July 2017, where she led demand generation, field and web teams, and has held leadership roles in small venture capital funded startups and publicly traded firms, including Yahoo! Inc. and The Walt Disney Company (“Disney”). In her leadership role at Infoseek, which was acquired by Disney in 1998, she was responsible for cross-disciplinary teams from ESPN, Go.com (ABC News), Mr. Showbiz and Infoseek brands. At Yahoo, she was responsible for both the monetization and editorial strategy for the Yahoo front page, known then as the world’s homepage. Ms. Wilson is a graduate of Northwestern University with a bachelor’s degree in English. The Company believes that Ms. Wilson is qualified to serve on the Board based on her expertise in digital marketing and go-to-market strategies for companies with “business to consumer” and “business to business to consumer” commerce models.
Required Vote
Our Certificate of Incorporation does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
At the Annual Meeting a vote will be taken on a proposal to approve the election of the eight (8) director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE EIGHT (8) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.
Our Board currently consists of eight (8) members: Brett Moyer; Lisa Cummins; Dr. Jeffrey M. Gilbert; David Howitt; Helge Kristensen; Sriram Peruvemba; Robert Tobias and Wendy Wilson. All of our directors will serve until our next Annual Meeting of Stockholders and until each of their respective successors are duly elected and qualified or until each of their earlier resignation or removal.
Director Independence
As our Common Stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Dr. Jeffrey M. Gilbert, Sriram Peruvemba, Lisa Cummins, Robert Tobias and Wendy Wilson are “independent directors,” as that term is defined in the Marketplace Rules of Nasdaq. Under the corporate governance rules of Nasdaq, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Nasdaq’s Marketplace Rules (the “Nasdaq Rules”) require that each member of a listed company’s audit, compensation and nominations committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of such committee, such company’s board of directors, or any other committee of such board of directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, our Board has determined that (a) the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Brett Moyer, Helge Kristensen and David Howitt, and (b) other than such directors, each of our directors is “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares of Common Stock by each non-employee director. Our Board has determined that (i) Ms. Cummins, Mr. Peruvemba and Ms. Wilson satisfy the independence standards for the Board’s audit committee established by the Nasdaq Rules and Rule 10A-3 of the Exchange Act, (ii) Mr. Peruvemba, Dr. Gilbert and Mr. Tobias satisfy the independence standards for the Board’s compensation committee established by the Nasdaq Rules and are “independent directors” for such committee’s purposes and (iii) Mr. Tobias, Dr. Gilbert and Ms. Cummins satisfy the independence standards for the Board’s nominating and corporate governance committee established by the Nasdaq Rules and are “independent directors” for such committee’s purposes.

Board Composition and Diversity
The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.
Board Diversity Matrix for WiSA Technologies, Inc. (As of June 23, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclosure Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Meetings and Attendance
During fiscal year 2021, the Board held seven (7) physical/telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.
Annual Meeting Attendance
The Company held its 2021 Annual Meeting of Stockholders on September 22, 2021, which was attended in person by Brett Moyer.
Stockholder Communications with the Board
Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Brett Moyer, Chief Executive Officer, WiSA Technologies, Inc., 15268 NW Greenbrier Pkwy, Beaverton, OR 97006. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Board Committees
Our Board has an audit committee, a compensation committee and a nominating and corporate governance committee. Each Board committee has a charter, which is available on our website at https://ir.wisatechnologies.com/corporate-governance/governance-documents. Information contained on our website is not incorporated herein by reference. Each of the Board’s committees has the composition and responsibilities described below. As of June 21, 2022, the members of such committees are:
Audit Committee — Lisa Cummins*(1), Sriram Peruvemba and Wendy Wilson
Compensation Committee — Sriram Peruvemba*, Dr. Jeffrey M. Gilbert and Robert Tobias

Nominating and Corporate Governance Committee — Robert Tobias*, Lisa Cummins and Dr. Jeffrey M. Gilbert

*
Indicates Committee Chair

(1)
Indicates Audit Committee Financial Expert.

Audit Committee
Our Board’s audit committee (“Audit Committee”) has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Lisa Cummins, Sriram Peruvemba and Wendy Wilson. Ms. Cummins, Mr. Peruvemba and Ms. Wilson are each “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board has determined that Ms. Cummins shall serve as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Cummins serves as Chairperson of our Audit Committee.
The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material weaknesses with such procedures, and any steps taken to deal with such material weaknesses when required by applicable law; and

•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

During 2021, the Audit Committee held four (4) virtual meetings to enable members of the then current Audit Committee, which included only two members during a portion of the year, to review and approve the filing of the Company’s annual and quarterly reports with the SEC.
The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.
Compensation Committee
The members of our Board’s compensation committee (the “Compensation Committee”) are Sriram Peruvemba, Dr. Jeffrey M. Gilbert and Robert Tobias. Dr. Gilbert and Messrs. Peruvemba and Tobias are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Peruvemba serves as the Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include, among other matters:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•
reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

In 2021, the Compensation Committee held two (2) meetings at which all of the members of the then current Compensation Committee were present. Mr. Moyer, our Chief Executive Officer, President and Chairman of the Board, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Mr. Oliva, our Chief Financial Officer, assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On January 30, 2018, the Board adopted a written charter for the Compensation Committee.
Nominating and Corporate Governance Committee
The members of our Board’s nominating and corporate governance committee (“Nominating and Corporate Governance Committee”) are Robert Tobias, Dr. Jeffrey M. Gilbert and Lisa Cummins, each of whom are “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Nominating and Corporate Governance Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Tobias serves as Chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•
identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•
evaluating the performance of our Board and of individual directors;

•
considering and making recommendations to our Board regarding the composition of our Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of our corporate governance practices and reporting;

•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•
overseeing an annual evaluation of the Board’s performance.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board do not have a formal policy regarding the consideration of diversity in identifying director nominees.
When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board, the needs of the Board and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.
The Nominating and Governance Committee of the Board selects director nominees and recommends them to the full Board. In relation to such nomination process, the Nominating and Governance Committee:
•
determines the criteria for the selection of prospective directors and committee members;

•
reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•
evaluates the performance and contributions of directors eligible for re-election;

•
determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

•
identifies persons who can provide needed skills and characteristics;

•
screens possible candidates for Board membership;

•
reviews any potential conflicts of interests between such candidates and the Company’s interests; and

•
shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.
After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.
Our Board does not have a policy with regard to the consideration of director candidates recommended by stockholders, but would consider candidates recommended by stockholders. Our Board does not have such a policy because we do not reasonably expect to receive any director candidates recommended by stockholders based on past meetings. In the case of director candidates recommended by stockholders, our Board would evaluate such candidates using the factors described above.
In 2021, the Nominating and Corporate Governance Committee held two (2) meetings at which all of the members of the then current Nominating and Corporate Governance Committee were present.

Family Relationships
There are no family relationships between any of the officers or directors of the Company.
Involvement in Certain Legal Proceedings
In 2015, Quantum3D, Inc. (“Quantum3D”), a company of which Mr. Williams had been serving as chief financial officer, as a result of his prior experience in corporate restructuring, was placed into an assignment for the benefit of creditors. Mr. Williams continued to serve as chief financial officer during Quantum3D’s restructuring and negotiated sale in September 2016.
On October 29, 2019, DionyMed Brands Inc., a British Columbia company which Mr. Moyer had been serving as a director, was placed in receivership and Mr. Moyer resigned.
Other than the foregoing, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:
•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Leadership Structure of the Board
The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Mr. Moyer is both the Chief Executive Officer and Chairman of the Board. The Company does not have a lead independent director.
Director Nomination Procedures
There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Risk Oversight
The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. As set forth in the Company’s insider trading policy, which was adopted by the Board on July 19, 2018, the Company strongly discourages insiders, including the Company’s employees, including officers or directors, or any of their designees, from engaging in any hedging transactions involving (i) Company securities acquired under employee benefit plans or (ii) Company securities required to be held under stock ownership guidelines. Any person wishing to enter into such an arrangement must first pre-clear the proposed transaction with our Chief Financial Officer. Any request for pre-clearance of a hedging or similar arrangement must be submitted to our Chief Financial Officer at least two (2) weeks prior to the proposed execution of documents evidencing the proposed transaction.

DIRECTOR COMPENSATION
The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2021.
Director	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Lisa Cummins	$15,000	$35,800	$—	$50,800(2)
Dr. Jeffrey M. Gilbert	$10,000	$35,800	$—	$45,800(3)
David Howitt	$—	$35,800	$—	$35,800(4)
Helge Kristensen	$10,000	$35,800	$—	$45,800(5)
Sriram Peruvemba	$10,000	$35,800	$—	$45,800(6)
Robert Tobias	$10,000	$35,800	$—	$45,800(7)
Wendy Wilson	$10,000	$34,400	$—	$44,400(8)
Jonathan Gazdak	$—	$35,800	$—	$35,800(9)
Michael Howse	$—	$35,800	$—	$35,800(10)

(1)
Amounts reported in this column do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award and RSU granted to the Company’s directors during the fiscal year ended December 31, 2021, as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Ms. Cummins was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(3)
Dr. Gilbert was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(4)
Mr. Howitt joined the Board in December 2021. Mr. Howitt did not receive any compensation for his services as a Company director in 2021.

(5)
Mr. Kristensen was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(6)
Mr. Peruvemba was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(7)
Mr. Tobias was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(8)
Ms. Wilson was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of May 15, 2021.

(9)
Mr. Jonathan Gazdak was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021. On May 6, 2021, Mr. Gazdak notified the Company of his decision to resign from the Board effective May 10, 2021.

(10)
Mr. Howse was granted 10,000 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of March 15, 2021. On August 16, 2021, Mr. Howse notified the Company of his decision to resign from the Board effective August 17, 2021.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our executive officers are:
Name	Age	Position
Brett Moyer	64	President, Chief Executive Officer and Chairman of the Board
George Oliva	60	Chief Financial Officer and Secretary
Gary Williams	55	Chief Accounting Officer and VP of Finance
Biographical information about Brett Moyer appears above on page 9.
George Oliva, Chief Financial Officer
George Oliva has served as Chief Financial Officer since September 9, 2019. Mr. Oliva has been a partner at Hardesty, LLC, an executive officer consulting service provider, since May 2019, through which he provides financial consulting services to public and private companies nationwide. From August 2018 to April 2019, Mr. Oliva served as Interim Chief Financial Officer of SpineEx, Inc., a California-based medical equipment manufacturer, where he was responsible for managing the company’s financial, human resource and information technology departments. From June 2018 to August 2018, he served as Vice President of Finance of GameWorks, a family entertainment chain, where he developed a plan to restructure the company’s business in connection with an acquisition by a lender. From March 2017 to June 2018, Mr. Oliva served as controller for Eva Automation, an audio company, where he implemented purchase accounting in connection with a $180 million acquisition. From August 2016 to March 2017, Mr. Oliva served as Interim Vice President of Finance of PDF Solutions, Inc., a multinational software and engineering services company, where he managed the company’s financial and accounting departments. From March 2014 to June 2016, Mr. Oliva served as corporate controller of Tegile Systems, a California-based manufacturer of flash storage arrays. Prior to 2014, Mr. Oliva served as Interim Chief Financial Officer and Vice President of Finance and as corporate controller for various other companies in California. Mr. Oliva is a certified public accountant, inactive, and holds a B.S. in Business Administration from the Walter A. Haas School of Business of the University of California, Berkeley.
Gary Williams, Chief Accounting Officer and Vice President of Finance
Gary Williams has served as Chief Accounting Officer since September 9, 2019 and as Vice President of Finance since the Company’s founding in August 2010. Mr. Williams previously served as Secretary and Chief Financial Officer since the Company’s founding in August 2010 until September 9, 2019. In addition, Mr. Williams served as the Chief Financial Officer of Quantum3D, Inc., a training and simulation technology company, from November 2012 to September 2016. Prior to joining the Company, Mr. Williams served as secretary, vice president of finance and chief financial officer of Focus Enhancements Inc., a developer and marketer of proprietary video technology, from January 2001 to July 2010, when the videography and semiconductor businesses of the company were purchased by VITEC Multimedia, Inc. and the Company, respectively. Mr. Williams served as controller, vice president of finance, chief financial officer and secretary of Videonics Inc., a publicly traded company in the consumer electronics business, from February 1995 to January 2001, when Videonics merged with Focus Enhancements, Inc. From July 1994 to January 1995, Mr. Williams served as controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP. Mr. Williams is a certified public accountant, inactive, and received a Bachelor’s Degree in Business Administration, with an emphasis in Accounting, from San Diego State University.

EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table for Fiscal Years 2021 and 2020
The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to all of these individuals collectively as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Brett Moyer........................... President and Chief Executive Officer	2021	$385,000(2)	$5,075	$552,500	—	—	$942,575
	2020	$302,792(3)	$8,062	$362,485	—	—	$673,339
George Oliva......................... Chief Financial Officer and Secretary	2021	$275,000(4)	$2,152	$66,300	—	—	$343,452
	2020	$230,765(5)	$9,084	$168,419	—	—	$408,267
Gary Williams....................... Chief Accounting Officer and VP of Finance	2021	$249,995(6)	$1,017	$44,200	—	—	$295,212
	2020	$230,766(7)	$4,373	$81,670	—	—	$316,809

(1)
Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award and each of the RSUs granted to the named executive officers during the fiscal years ended December 31, 2021 and 2020, as computed in accordance with FASB ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Excludes cash bonus of $19,250 earned in 2021, but which was not paid to Mr. Moyer until January 2022.

(3)
During the year ended December 31, 2020, Mr. Moyer voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $302,792 instead of $335,000.

(4)
Excludes cash bonus of $13,750 earned in 2021 but which was not paid to Mr. Oliva until January 2022.

(5)
During the year ended December 31, 2020, Mr. Oliva voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000.

(6)
Excludes cash bonus of $12,500 earned in 2021 but which was not paid to Mr. Williams until January 2022.

(7)
During the year ended December 31, 2020, Mr. Williams voluntary agreed to a reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,766 instead of $250,000.

Executive Employment Agreements and Arrangements
Brett Moyer
We are party to an employment agreement with Brett Moyer, which we assumed on or about August 1, 2010 and which was amended in 2011. Pursuant to such agreement, Mr. Moyer agreed to serve as our Chief Executive Officer and President in consideration for an annual cash salary, which was set at $385,000 and $335,000 for the years ended December 31, 2021 and 2020, respectively. Mr. Moyer voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $302,792 instead of $335,000. Additionally, Mr. Moyer’s target bonus was $38,500 for the fiscal year ended December 31, 2021. Mr. Moyer did not have a target bonus for the year ended December 31, 2020.

For additional information on the amounts paid to Mr. Moyer during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Moyer’s employment agreement, if he is terminated “without cause”, as defined in such agreement, he is entitled to receive 12 months of salary and all options held will immediately vest and become exercisable. Additionally, in the event that Mr. Moyer’s contract is not renewed, he shall receive 12 months of his then current salary. Such agreement provides for incentive bonuses as determined by the Board, and employee benefits, including health and disability insurance, in accordance with our policies, and shall automatically renew for successive one-year terms, unless terminated by either party 30 days prior to the end of the then current term.
George Oliva
In connection with his appointment as the Company’s Chief Financial Officer and Secretary, the Company and Mr. Oliva executed an amended and restated offer letter, dated October 4, 2019 (the “Offer Letter”), setting forth the terms of Mr. Oliva’s employment with the Company. The Offer Letter does not provide for a specified term of employment and Mr. Oliva’s employment is on an at-will basis, subject to the payment of severance in certain circumstances as described below.
Mr. Oliva’s annual cash salary was set at $275,000 and $250,000 for the years ended December 31, 2021 and 2020, respectively. Mr. Oliva voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000. For additional information on the amounts paid to Mr. Oliva during such periods, refer to the footnotes of the Summary Compensation Table above. Additionally, Mr. Oliva’s target bonus was $27,500 for the fiscal year ended December 31, 2021. Mr. Oliva did not have a target bonus for the year ended December 31, 2020.
Additionally, pursuant to the Offer Letter and as a material inducement to Mr. Oliva’s acceptance of employment with the Company, the Company issued Mr. Oliva 7,500 shares of restricted Common Stock of the Company (the “Stock Award”). The Stock Award was approved by the compensation committee of the Board and such shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of the 2018 LTIP. Pursuant to the Offer Letter, such shares were scheduled to vest equally over a period of four years, with the first tranche to vest on September 1, 2020, and in the event that Mr. Oliva is (i) terminated without cause within one year of a change in control of the Company (defined as over a 50% change in ownership of the Company) or (ii) his role is diminished as a result of such change in control, all incentive equity compensation granted to him will fully accelerate and vest, and he will receive as severance (i) all cash bonuses due to him under the Company’s incentive plans, prorated as of the effective date of termination, and (ii) an additional six months of base salary and benefits. On July 27, 2020, the Company fully accelerated the vesting terms of the outstanding shares of restricted stock that had been previously awarded under the 2018 LTIP and the 7,500 outstanding shares of restricted common stock were issued to Mr. Oliva.
Gary Williams
We are party to an employment agreement with Gary Williams, which we assumed on or about August 1, 2010 and which was amended in 2011 and 2019. Pursuant to such agreement, Mr. Williams agreed to serve as our Executive Vice President of Finance and Chief Financial Officer in consideration for an annual cash salary, which was set at $250,000 for the years ended December 31, 2021 and 2020. Mr. Williams voluntarily agreed to accept reduced compensation between March 21, 2020 and June 26, 2020, reducing his total 2020 salary to $230,765 instead of $250,000. Mr. Williams’ target bonus was $25,000 and $37,500 for the fiscal years ended December 31, 2021 and 2020, respectively. For additional information on the amounts paid to Mr. Williams during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Williams’ amended employment agreement, if he is either terminated “without cause” or in the event of a “change in control”, as defined in such agreement, he is entitled to 6 months of salary, payment of prorated bonus amounts and all stock and options held will immediately vest and become exercisable. Such agreement provides for bonuses, as determined by our board of directors, and employee benefits, including health and disability insurance, in accordance with our policies and automatically renews for consecutive one-year terms, unless terminated by either party 90 days prior to the end of the then current term.

Other Compensation
Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our named executive officers during the years ended December 31, 2021 and 2020. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.
Outstanding Equity Awards as of December 31, 2021
The following table provides information regarding the unexercised warrants to purchase Common Stock and stock awards held by each of our named executive officers:
	Option/Warrant Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/ Warrant Exercise Price (per share) ($)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brett Moyer	9,058	—	$15.80	02/28/2023	9,833(2)	$13,668(2)	—	—
	4,630	—	$60.00	06/27/2023	96,666(3)	$134,366(3)
	13,889	—	$60.00	07/25/2023	250,000(4)	$347,500(4)
George Oliva	—	—	—	—	8,282(5)	$11,512(5)	—	—
					41,216(6)	$57,290(6)
					30,000(7)	$41,700(7)
Gary Williams	3,578	—	$15.80	11/30/2022	3,333(8)	$4,633(8)	—	—
					20,666(9)	$28,726(9)
					20,000(10)	$27,800(10)

(1)
Market value based upon the closing market per share price of $1.39 for our Common Stock on December 31, 2021.

(2)
Mr. Moyer was granted 14,750 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(3)
Mr. Moyer was granted 145,000 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(4)
Mr. Moyer was granted 250,000 shares of restricted Common Stock on March 24, 2021, which vest in equal installments on the first, second and third anniversaries of May 15, 2021.

(5)
Mr. Oliva was granted 12,424 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(6)
Mr. Oliva was granted 61,824 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(7)
Mr. Oliva was granted 30,000 shares of restricted Common Stock on March 24, 2021, which vest in equal installments on the first, second and third anniversaries of May 15, 2021.

(8)
Mr. Williams was granted 5,000 shares of restricted Common Stock on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(9)
Mr. Williams was granted 31,000 RSUs on July 27, 2020, which vest in equal installments on the first, second and third anniversaries of August 15, 2020.

(10)
Mr. Williams was granted 20,000 shares of restricted Common Stock on March 24, 2021, which vest in equal installments on the first, second and third anniversaries of May 15, 2021.

Equity Incentive Plans
The 2018 LTIP
On January 30, 2018, the Board approved the establishment of the 2018 LTIP. The 2018 LTIP is intended to enable the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2018 LTIP pursuant to awards of Restricted Shares or Options will be limited to 15% of the outstanding shares of Common Stock, which calculation shall be made on the first trading day of each new fiscal year; provided that, in any year no more than 8% of the Common Stock or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. For fiscal year 2021, up to 672,180 shares of Common Stock were available for participants under the 2018 LTIP. For fiscal year 2020, up to 99,619 shares of Common Stock were initially available for participants under the 2018 LTIP. The number of shares of Common Stock that are the subject of awards under the 2018 LTIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2018 LTIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the 2018 LTIP and will not again be available for issuance under the 2018 LTIP.
The 2018 LTIP was approved by a majority of the Company’s stockholders on January 31, 2018.
The 2020 Plan
On July 27, 2020, the Board approved the establishment of the 2020 Plan and the reservation of an aggregate of 650,000 shares of Common Stock authorized for issuance under the 2020 Plan, subject to stockholder approval, which was obtained on October 20, 2020. The 2020 Plan authorizes the grant of equity-based compensation to the Company’s senior managers, employees, directors, consultants, professionals and service providers in the form of stock options, restricted stock and RSUs. All options granted under the 2020 Plan will be considered non-qualified stock options. The purpose of the 2020 Plan is to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature during this period of unprecedented uncertainty and volatility in the COVID-19 environment and its impact on the value of the Company’s equity and grants. As of December 31, 2021, no options or restricted stock awards have been granted under the 2020 Plan while an aggregate of 647,474 RSUs have been issued under the 2020 Plan of which 438,462 remained unvested at December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the beginning of the last two fiscal years to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest. See also “Executive Compensation” in this Proxy Statement for additional information regarding compensation of related parties.
All share and price per share information in this Certain Relationships and Related Transactions section has been adjusted to reflect our one-for-twenty reverse stock split, effective on April 9, 2020.
Jonathan Gazdak
Mr. Gazdak is Managing Director — Head of Investment Banking for Alexander Capital, L.P., an investment banking firm based in New York. Mr. Gazdak was a member of the board of directors from June 2015 to May 10, 2021, and is no longer considered a related party as of May 10, 2021. Alexander Capital, L.P. has acted as the lead investment bank in a number of the Company’s private financings and as an underwriter for the Company’s IPO.
On February 6, 2020, the Company entered into another underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of up to an aggregate of $835,000 of the Company’s securities, pursuant to which Alexander Capital, L.P. was paid cash fees of $83,000 and pursuant to which the Company agreed to issue to Alexander Capital, L.P. a warrant to purchase up to 4,553 shares of Common Stock. Such warrant is exercisable at a per share price of $8.80 and is exercisable at any time during the five-year period commencing on the date of issuance.
On May 14, 2020, the Company entered into a settlement agreement and release (the “Settlement Agreement”) with Alexander, pursuant to which, in consideration for Alexander releasing the Company from (a) all claims against the Company arising out of an engagement agreement, dated February 6, 2020, that the Company entered into with Alexander, other than indemnification for certain third-party claims and (b) any further obligations to provide Alexander with a preferential right to participate as an underwriter or placement agent in future offerings, the Company agreed to (i) pay Alexander a one-time cash payment of $125,000 and (ii) issue to Alexander 50,000 shares of the Company’s Common Stock (“Settlement Shares”). In connection with the Settlement Agreement, on May 14, 2020, the Company also entered into a leak-out agreement with Alexander (the “Leak-Out Agreement”), pursuant to which Alexander is not permitted to sell more than 5,000 shares of Common Stock in any trading day, commencing on May 14, 2020 (the date of the Leak-Out Agreement) and ending on the date on which Alexander no longer holds any Settlement Shares. The Settlement Shares were issued at a price of $2.32 per Share pursuant to a prospectus supplement and accompanying base prospectus relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-233433).
Helge Kristensen
Mr. Kristensen serves as vice president of Hansong Technology, an original device manufacturer of audio products based in China. For the three months ended March 31, 2022 and for the years ended December 31, 2021 and 2020, Hansong Technology purchased modules from the Company of approximately $83,000, $497,000 and $175,000, respectively, and made payments to the Company of approximately $0, $510,000 and $163,000, respectively. For the three months ended March 31, 2022 and for the years ended December 31, 2021 and 2020, Hansong Technology sold speaker products to the Company of approximately $457,000, $1,645,000 and $214,000, respectively, and the Company made payments to Hansong Technology of approximately $299,000, $1,060,000 and $366,000, respectively. At March 31, 2022, the Company owed Hansong Technology approximately $949,000.
On January 6, 2021, the Company notified Nasdaq that effective January 1, 2021, Helge Kristensen, a current director of the Company and then a member of the Audit Committee, may no longer be considered an independent director, as such term is defined in Nasdaq Listing Rule 5605(a)(2). On January 14, 2021, the Company received a letter from Nasdaq confirming that the Company was not in compliance with Nasdaq’s independent director and Audit Committee requirements as set forth in Nasdaq Listing Rule 5605. On January 14, 2021, Mr. Kristensen was deemed to no longer be an “independent director” and resigned from the Audit Committee. On April 19, 2021, as a result of the Company’s appointment of Robert Tobias to the Audit Committee effective as of March 14, 2021, Nasdaq notified the Company that it determined that the Company regained compliance with Nasdaq’s audit committee requirements and the matter was closed. On May 12, 2021, as a result of the Company’s appointment of Wendy Wilson to the Board effective as of May 6, 2021, Nasdaq notified the Company that it determined that the Company regained compliance with Nasdaq’s independent director requirements and the matter was closed.
David Howitt
The Company is a party to a professional services agreement with Meriwether Accelerators, LLC (“Meriwether Accelerators”), dated as of January 15, 2022, pursuant to which, the Company has agreed to pay Meriwether Accelerators (i) $7,500 per month; and (ii) issue 10,000 shares of Common Stock for each partnership brought to fruition as a result of Meriwether Accelerators’ services and introduction, for up to 40,000 shares of Common Stock, which shares will have piggyback registration rights, in consideration for certain licensing services and strategic partnership collaborations to be provided by Meriwether Accelerators as set forth in such agreement. Mr. Howitt serves as founder and CEO of Meriwether, which is the manager of Meriwether Accelerators.
Significant Stockholders
On June 4, 2021, the Company and Lisa Walsh, then a significant stockholder of the Company, entered into an exchange agreement pursuant to which the Company and Ms. Walsh agreed to exchange 250,000 shares of Series A Preferred Stock held by Ms. Walsh, which were all of the outstanding shares of Series A Preferred Stock at the time, for 250,000 shares of Common Stock and a warrant to purchase up to 187,500 shares of Common Stock exercisable at $3.00 per share. On June 4, 2021, Ms. Walsh fully exercised such warrant on a cashless basis and received 79,244 shares of Common Stock. Ms. Walsh is no longer considered a significant stockholder.
Outstanding Equity Grants to Directors and Executive Officers
We have granted warrants and restricted shares to certain of our directors and executive officers. For more information regarding the warrants and stock awards granted to our directors and named executive officers, see “Executive Officer Compensation — Outstanding Equity Awards as of December 31, 2021” in this Proxy Statement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Related Person Transaction Policy
Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s written policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Company’s common stock; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.
In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.
The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons and entities who beneficially own more than ten percent (10%) of any class of the Company’s registered equity securities to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. The Company’s officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during the fiscal year ended December 31, 2021. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, with the exception of the reports listed in the table below:
Name	Number of Late Reports	Description
George Oliva	1	Mr. Oliva’s Form 4 was not filed on a timely basis.
David Howitt	3	Mr. Howitt’s Form 3 and two Form 4s were not filed on a timely basis.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.
Role of the Audit Committee
The Audit Committee’s primary responsibilities fall into three (3) broad categories:
First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent registered public accounting firm about draft annual consolidated financial statements and key accounting and reporting matters;
Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent registered public accounting firm, including recommending its appointment or removal; reviewing the scope of its audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent registered public accounting firm is independent (based in part on the annual letter provided to the Company pursuant to Public Company Accounting Oversight Board (United States) (“PCAOB”); and
Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with management and the Company’s independent registered public accounting firm, including meetings with the Company’s independent registered public accounting firm without management present, to review and discuss all consolidated financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with both management and the independent registered public accounting firm. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant PCAOB Auditing Standard 1301, “Communication with Audit Committees.”
With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with BPM LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by PCAOB.
Recommendations of the Audit Committee.   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
This Audit Report has been furnished by the Audit Committee of the Board of Directors.
Lisa Cummins, Chairperson
Sriram Peruvemba
Wendy Wilson

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2)
BPM LLP (“BPM”) has served as our independent registered public accounting firm since 2016 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of BPM as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of BPM as our independent registered public accounting firm.
BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.
The following table presents aggregate fees for professional services rendered by BPM for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2021 and 2020.
	2021	2020
Audit fees(1)	$330,860	$383,170
Audit-related fees(2)	—	—
Tax fees(3)	23,300	21,400
All other fees	—	—
Total	$354,160	$404,570

(1)
“Audit fees” include fees for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)
“Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including subscription for the online library of accounting research literature and are not reported under “Audit Fees.”

(3)
“Tax fees” include fees for tax compliance. Tax compliance fees encompass a variety of permissible services, including technical tax compliance related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee Chairperson pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve all services by the independent registered public accounting firm. The Chairperson of the Audit Committee will report all such pre-approvals to the entire Audit Committee at the next committee meeting.
Vote Required and Recommendation
Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BPM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2022.

ADOPTION OF THE TECHNICAL TEAM RETENTION PLAN OF 2022
(Proposal No. 3)
Overview
The Company is seeking stockholder approval for its Technical Team Retention Plan of 2022 (the “2022 Plan”) including the reservation of 500,000 shares of Common Stock issuable under the 2022 Plan. The 2022 Plan was adopted by the Board on June 21, 2022, subject to stockholder approval at the Annual Meeting. To date, no awards have been granted under the 2022 Plan.
The purpose of the 2022 Plan is to attract and retain key managers, employees and consultants who provide technical and engineering and related services to the Company during this highly competitive hiring market (“Eligible Persons”). The 2022 Plan provides for direct awards of Common Stock, awards of Common Stock subject to restrictions (“RSAs”), and awards of RSUs paid in shares of Common Stock (all such awards, collectively, the “Awards”).
The Board believes that equity awards assist in retaining, motivating and rewarding Eligible Persons by providing them with an opportunity to obtain long-term equity participation in the Company. In addition, the Board believes that equity awards are an important contributor to aligning the incentives of the Company’s employees and other service providers with the interests of our stockholders, and that equity awards are essential to attracting new employees and retaining current employees. The Board also believes that to remain competitive with other technology companies which often have greater resources, the Company must continue to provide its employees with the opportunity to obtain equity in the Company and that not doing so would put the Company at a competitive disadvantage in attracting and retaining qualified personnel.
The Company has a policy of awarding restricted stock and/or RSUs to the Company’s directors, officers, employees and consultants on a quarterly as well as an annual basis under its stock incentive plans currently in effect. If our stockholders approve the 2022 Plan, the Company intends for any RSAs and RSUs to be granted to Eligible Persons on a similar basis. Grants of RSAs and RSUs under the Company’s other stock incentive plans have generally vested over one or more years, and if our stockholders approve the 2022 Plan, the Company intends that, for any RSAs and RSUs granted, Eligible Persons may only receive shares of Common Stock so long as such grants have vested from time to time, in whole or in part, in the manner and subject to the conditions that the Compensation Committee (or if applicable, the Board) in its discretion may provide in the applicable award agreement.
The Company currently has two effective stock incentive plans, the 2018 LTIP, which was approved in January 2018, and the 2020 Plan, which was approved in October 2020, with neither having been amended since they became effective. There are relatively few shares of Common Stock available for grant under the 2020 Plan as well as few shares under the 2018 LTIP for the remainder of this year. The Board believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2022 Plan. We envision that the 2022 Plan will work in tandem with the 2018 LTIP and the 2020 Plan.
2022 Plan Summary
The following paragraphs provide a summary of the principal features of the 2022 Plan and its operation. The following summary is qualified in its entirety by reference to the form of 2022 Plan as set forth in Appendix A.
Administration
The 2022 Plan will be administered by the Compensation Committee (or the Board if the Compensation Committee no longer exists). The Compensation Committee will have full authority, subject to the terms of the 2022 Plan, to interpret the 2022 Plan and establish rules and regulations for the proper administration of the 2022 Plan. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the 2022 Plan. The validity, construction and effect of the 2022 Plan and any rules and regulations relating to the 2022 Plan shall be determined in accordance with the laws of the State of Delaware.

Number of Shares of Common Stock Subject to the 2022 Plan and Award Limit
The aggregate maximum number of shares of Common Stock (including shares of Common Stock underlying RSUs) that may be issued under the 2022 Plan will be limited to 500,000 shares of Common Stock.
In the event that, prior to the date on which the 2022 Plan shall terminate, any Award granted under the 2022 Plan expires unvested or is terminated, surrendered or cancelled without the delivery of shares of Common Stock, or any Awards are forfeited back to the Company, then the shares of Common Stock subject to such Award may be made available for subsequent Awards under the terms of the 2022 Plan.
Eligibility
All Eligible Persons, whose selection for Awards is within the discretion of the Compensation Committee, are eligible to participate in the 2022 Plan. As of June 21, 2022, approximately 30 employees were eligible to participate in the 2022 Plan. No Awards have been granted under the 2022 Plan to date.
Term of 2022 Plan
The 2022 Plan becomes effective as of the date on which the Board adopted the 2022 Plan, which was June 21, 2022, and it shall terminate on the tenth (10th) anniversary of such date, after which no new Awards shall be granted under the 2022 Plan. In addition, in the event that the stockholders of the Company do not approve the 2022 Plan within twelve (12) months of such effective date, the 2022 Plan shall terminate. The Board may terminate, suspend or amend the 2022 Plan at any time without stockholder approval except that stockholder approval is required to increase the total number of shares of Common Stock under the 2022 Plan or for any other change that requires stockholder approval under applicable law or the rules of any exchange on or through which the shares of Common Stock are then listed or traded. If the 2022 Plan is automatically terminated on the tenth (10th) anniversary of the Board’s adoption of the 2022 Plan or pursuant to any other terms of the 2022 Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by the applicable terms of the Award agreements pursuant to which they were issued.
Adjustments and Changes in Shares
In the event that there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares of Common Stock, or other similar corporate change affecting the shares of Common Stock, the Board shall appropriately adjust the aggregate number of shares of Common Stock (including shares of Common Stock underlying RSUs) available for Awards under the 2022 Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.
Transferability of Awards
Until restrictions on RSAs lapse and/or RSUs settle, the Award may not be assigned, sold, assigned, transferred, pledged or otherwise encumbered by the person to whom the Award is initially granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.
Types of Awards
The 2022 Plan provides for the grant of RSUs and shares of Common Stock (with or without restrictions).
Restricted Stock Awards and RSUs
An RSA is an award of shares of Common Stock that vests in accordance with the terms and conditions set forth in the applicable Award agreement entered into by the Company and each participant (each recipient of an Award, a “Participant”). Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the

Participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by the Participant.
RSUs confer the right of a holder to receive shares of Common Stock at a future date and are denominated in units. No shares of Common Stock actually are issued to the recipient of an RSU on the grant date. Instead, when an RSU vests, it is settled by a delivery of shares of Common Stock (or the cash equivalent value). Grants of RSUs may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant.
Each RSA and RSU is evidenced by an Award agreement specifying the number of shares of Common Stock or RSUs, as applicable, the vesting schedule, the vesting conditions and the other terms of the RSA or RSU. Vesting of RSAs and RSUs may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Unless set forth in the applicable Award agreement, a recipient of RSAs will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the RSAs and may also be subject to vesting. Subject to certain exceptions with respect to dividends or other distributions, a recipient of RSUs will not have any rights of a stockholder unless and until shares of Common Stock are actually delivered to such Participant, which shall be subject to the Participant meeting certain performance conditions set forth in the Participant’s Award agreement. Pursuant to the 2022 Plan, upon a Reorganization Event, a Participant’s unvested RSAs and unvested RSUs may be accelerated, as applicable, as provided in such Participant’s Award agreement and/or as determined in the sole discretion of the Compensation Committee. “Reorganization Event,” as defined in the 2022 Plan, includes a merger or consolidation of the Company with or into another entity, a transfer or disposition of all Common Stock, a sale or disposition of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.
Federal Tax Aspects
The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the 2022 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2022 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, Participants are encouraged to consult with their own advisors.
Tax consequences of unrestricted Common Stock Awards and RSAs.   In general, the recipient of an Award of our Common Stock without restrictions will recognize compensation income for federal income, Social Security, Medicare and Additional Medicare tax purposes at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the Fair Market Value of the shares of Common Stock received over the amount, if any, the Participant paid in exchange for the shares of Common Stock. In the case of an RSA (that is, the shares of Common Stock are subject to vesting or other restrictions) when the shares of Common Stock are awarded (for example, if the Participant is required to work for a period of time in order to have the right to sell the shares of Common Stock), the Participant generally will not recognize income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the Participant will recognize compensation income equal to the excess, if any, of the Fair Market Value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the Participant paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the RSA, the Participant will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.
A Participant may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of such Participant’s receipt of an RSA to recognize compensation income, as of the award date, equal to the excess, if any, of the Fair Market Value of the shares of Common Stock on the award date less the amount, if any, that the Participant paid in exchange for the shares of Common Stock. If a Participant makes a Section 83(b) election, then the Participant will not otherwise be taxed in the year the vesting or restriction lapses, and, if the RSA is forfeited, the Participant will not be allowed an income tax deduction for the compensation income recognized. (A loss is allowed with respect to any amount paid.) If the Participant does not make a Section 83(b) election, dividends paid to the Participant on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.
The Participant’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as RSAs will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.
Tax consequences of RSUs.   A Participant receiving an RSU is taxed when the shares are delivered (generally at vesting), rather than the date of grant. (Deferred delivery of shares after vesting may implicate Section 409A of the Internal Revenue Code.) The Participant is taxed on compensation income measured by the cash received or the difference between the amount paid (if any) and the Fair Market Value of the Common Stock at settlement. If the Participant receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered) will be taxed as additional compensation income at settlement.
Additional Federal Tax.   A Participant may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that total adjusted income exceeds applicable thresholds.
Withholding and other consequences.   All compensation income of a Participant with respect to an Award will be subject to appropriate federal, state and local income and employment tax withholding.
Tax effect for the Company.   We are generally entitled to an income tax deduction in connection with an Award under the 2022 Plan in an amount equal to the compensation income recognized by a Participant at the time the Participant recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Internal Revenue Code in the case of certain executives.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT OF AWARDS UNDER THE 2022 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY PARTICIPANT, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE PARTICIPANT.
Vote Required and Recommendation
Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to adopt the 2022 Plan.
At the Annual Meeting a vote will be taken on a proposal to approve the adoption of the 2022 Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ADOPTION OF THE 2022 PLAN.

FUTURE STOCKHOLDER PROPOSALS
The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.
Other deadlines apply to the submission of stockholder proposals for the next annual meeting of stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next annual meeting of stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for such meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at such meeting.
EXPENSES AND SOLICITATION
We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation. The Company has retained Laurel Hill Advisory Group, LLC to assist with the solicitation of proxies for a fee of $7,000 plus approved expenses.
OTHER BUSINESS
The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.
ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.
*************

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or vote via Internet or by telephone using the instructions provided in the enclosed proxy card.
June 23, 2022	By Order of the Board of Directors,
/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer

APPENDIX A
WiSA Technologies, Inc.
TECHNICAL TEAM RETENTION PLAN OF 2022
1.
PURPOSE

The purpose of this Technical Team Retention Plan of 2022 (the “Plan”) is to encourage key employees and consultants of WiSA Technologies, Inc. (the “Company”) and its Subsidiaries (as defined below) to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and its Subsidiaries and in its future growth through the granting of equity ownership opportunities and incentives based on the Company’s Common Stock (as defined below) that are intended to align their interests with those of the Company’s stockholders (“Awards”). Each person who is granted an Award under the Plan is deemed a “Participant.”
The term “Subsidiary” as used in the Plan means a corporation, company, partnership or other form of business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock or other form of equity ownership or has a significant financial interest, as determined by the Committee (as defined below).
2.
ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors of the Company (the “Board”) or, in the discretion of the Board, a committee or subcommittee of the Board (the “Committee”), appointed by the Board and composed of at least two members of the Board. In the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. All references in the Plan to the “Committee” shall be understood to refer to the Committee or the Board, whoever shall administer the Plan.
For so long as Section 16 of the Securities Exchange Act of 1934, as amended and in effect from time to time (the “Exchange Act”), is applicable to the Company, each member of the Committee shall be a “non-employee director” or the equivalent within the meaning of Rule 16b-3 under the Exchange Act.
The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of Awards granted hereunder shall be subject to the determination of the Committee, which shall be final and binding.
The Committee shall select Participants and determine the terms and conditions of all Awards. The terms of each Award need not be identical, and the Committee need not treat Participants uniformly.
With respect to persons subject to Section 16 of the Exchange Act (“Insiders”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.
3.
STOCK SUBJECT TO THE PLAN

The total number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), that may be subject to an Award under the Plan shall be 500,000 shares, from either authorized but unissued shares or treasury shares. Shares of Common Stock underlying Awards that fail to settle or vest prior to expiration or other termination shall again become available for grant under the terms of the Plan.

Each reference to a number of shares of Common Stock in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 8.
4.
ELIGIBILITY

The persons who shall be eligible for Awards under the Plan shall be key managers and other employees and consultants of the Company who render technical and engineering and related services to the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. Neither members of the Board nor named executive officers of the Company shall be eligible to receive an Award under this Plan.
5.
STOCK AWARDS

(a)   Types of Stock Awards.   The Committee may grant Awards in the form of shares of Common Stock, with or without restrictions (with restrictions, “Restricted Stock”), and/or Restricted Stock Units (together, “Stock Awards”). Restricted Stock Units are a right to receive shares of Common Stock (or their then Fair Market Value) at a specified future time. Restrictions on Restricted Stock may include the right of the Company to repurchase all or part of the shares at their issue price or other stated or formula price (or to require forfeiture of the shares if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for the Stock Award.
Restricted Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, shall determine at the grant date and as shall be set forth in the applicable Award agreement.
(b)   Procedures Relating to Stock Awards.   A Restricted Stock agreement or Restricted Stock Unit agreement shall evidence the applicable Award and shall contain such terms and conditions as the Committee shall provide.
A holder of a Stock Award without restrictions or of Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the shares and (except as provided below) the right to receive any dividends. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement. (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.) The Participant shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. With respect to such shares, the Committee shall provide that dividends will not be paid with respect to unvested Restricted Stock until the time (if at all) the Restricted Stock vests, and the Company will retain such dividends and pay them to the Participant upon vesting.
Except as otherwise provided in this Section 5, Restricted Stock shall become freely transferable by the Participant after all conditions and restrictions applicable to the shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).
(c)   Additional Matters Relating to Restricted Stock Units.
(i)   Delivery.   In the case of an Award of Restricted Stock Units, a delivery of shares of Common Stock or payment of cash as settlement of the Restricted Stock Unit shall occur as of the date specified in the applicable agreement, but in no event later than the fifteenth day of the third month following the close of the year in which vesting under the applicable agreement occurs.
(ii)   Dividend Equivalents for Restricted Stock Units.   With respect to each Restricted Stock Unit, the Committee may grant a Dividend Equivalent Unit to any Participant upon such terms and conditions as it may establish. Each Dividend Equivalent Unit will entitle the Participant, at the time of the settlement of the Award, to an additional payment equal to the dividends the Participant would have received if the Participant had been the actual record owner of the underlying

Common Stock on each dividend record date prior to settlement. The Dividend Equivalent Unit may be settled in cash, additional shares of Common Stock or a combination thereof.
(d)   Restrictions Relating to Stock Awards.
(i)   In General.   The Committee may, in its sole discretion, impose such conditions and/or restrictions on any Stock Award pursuant to this Section 5 as it may deem advisable including, without limitation, a requirement that a Participant pay a stipulated purchase price for each share of Common Stock awarded or underlying a Stock Award, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting, either in lieu of or following the attainment of any performance goals, or holding requirements or sale restrictions placed on the Common Stock upon vesting of any Stock Award.
(ii)   Committee Determination.   The extent to which any performance goals are met will be determined solely by the Committee, which determination will establish the amount of Restricted Stock that vests and Restricted Stock Units that will be paid out to the Participant, and the extent to which any restrictions will lapse.
(e)   Effect of Cessation of Employment or Service Relationship.   Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Award following termination of the Participant’s employment or other service relationship with the Company. Whether any such right shall apply to a particular Award shall be determined in the sole discretion of the Committee.
6.
AWARDS VOIDABLE

If a person to whom an Award under the Plan has been made fails to execute and deliver to the Committee a related Award agreement within thirty days after it is submitted to him or her, the Award shall be voidable by the Committee at its election, without further notice to the Participant.
7.
REQUIREMENTS OF LAW

The Company shall not be required to transfer any Common Stock or to sell or issue any shares upon the settlement of any Award if the issuance of the shares will result in a violation by the Participant or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the “Securities Act”), upon the transfer of Common Stock the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the Participant will not transfer the shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Common Stock or to sell or issue any shares upon the settlement of any Award to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.
8.
CHANGES IN CAPITAL STRUCTURE AND CERTAIN OTHER EVENTS

(a)   Changes in Capitalization.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 3, and (iii) the number of shares subject to and the repurchase price per share (if any) subject to each outstanding Stock Award shall be equitably adjusted (or substituted Awards may be made, if applicable) as the Committee, in its sole discretion, deems appropriate. Any such adjustment pursuant to this Section 8(a) made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants.
If while Stock Awards remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction or for any other reason, the Participants will be entitled to acquire shares of Common Stock of the surviving company upon the same terms and conditions as were in effect immediately prior to such merger or consolidation (unless such merger or consolidation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the surviving company.
(b)   Reorganization Events.
(i)   Definition.   A “Reorganization Event” shall mean: (1) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled; (2) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction; (3) any sale or disposition of all or substantially all of the assets of the Company; or (4) any liquidation or dissolution of the Company.
(ii)   Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(1)   In connection with a Reorganization Event, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Committee determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (A) provide that the Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity or an affiliate thereof; (B) upon notice to a Participant, provide that all of the Participant’s unvested Awards will terminate immediately prior to the consummation of the Reorganization Event; (C) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon the Reorganization Event; (D) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (I) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (II) the excess, if any, of (Y) the Acquisition Price over (Z) the measurement or purchase price of the Award and any applicable tax withholdings, in exchange for the termination of such Award; (E) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the measurement or purchase price thereof and any applicable tax withholdings); and (F) any combination of the foregoing. In taking any of the actions permitted under this Section 8(b)(ii), the Committee shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant or all Awards of the same type identically and any adjustment pursuant to this Section 8(b) made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants.
(2)   Notwithstanding the terms of Section 8(b)(ii)(1), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”): (A) if the applicable agreement provides that the Restricted Stock Units shall be settled upon a change in control event within the meaning of Treasury Regulation Section 1.409A-3(i)(5), and the Reorganization Event constitutes such a change in control event, then no assumption or substitution shall be permitted pursuant to Section 8(b)(ii)(1)(A) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable agreement; and (B) the Committee may only undertake the actions set forth in clauses (C), (D) or (E) of Section 8(b)(ii)(1) if the action is permitted or required by Section 409A of the Code and if the Reorganization Event is not a change in control event as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding entity or an affiliate thereof does not assume or substitute the Restricted Stock Units pursuant to clause (A) of Section 8(b)(ii)(1), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(3)   For purposes of Section 8(b)(ii)(1)(A), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, the Award confers the right to purchase or receive pursuant to the terms of the Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding entity or an affiliate thereof, the Company may, with the consent of the acquiring or succeeding entity or an affiliate thereof, provide for the consideration to be received upon the settlement of the Award to consist solely of the number of shares of common stock of the acquiring or succeeding entity or an affiliate thereof that the Committee determined to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(c)   Consequences of a Reorganization Event on Restricted Stock.   Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Restricted Stock; provided, however, that the Committee may provide for termination or deemed satisfaction of repurchase or other rights under the agreement evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
9.
FORFEITURE FOR DISHONESTY

Notwithstanding anything to the contrary in the Plan, if the Board determines, either before or after the end of the employment or service relationship and after full consideration of the facts presented on behalf of the Company, its Subsidiaries and a Participant, that the Participant has (a) been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or other service relationship with the Company and its Subsidiaries that damaged the Company and its Subsidiaries, (b) has disclosed trade secrets or other proprietary information of the Company and its Subsidiaries or (c) has breached the terms of any employment or other agreements with the Company and its Subsidiaries:
(a)   The Participant shall forfeit all unvested Awards and all vested Awards to the extent that stock certificates, cash or other property, as applicable, have not yet been delivered; and
(b)   The Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Participant pursuant to such an Award at a price equal to the Fair Market Value of such shares as of the original issuance or settlement date, as applicable, increased by an amount equal to the interest that would have accrued in the period between such date and the date of such repurchase, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates and decreased by any cash dividends received.
The decision of the Board as to the cause of a Participant’s discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of a Participant by the Company.

10.
MISCELLANEOUS

(a)   Transferability of Awards.   Except as otherwise provided herein, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant.
(b)   Documentation.   Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   No Guarantee of Employment or Continuation of Service Relationship.   Neither the Plan nor any Award agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a Subsidiary, or give the Company or a Subsidiary the right to require continued employment or services.
(d)   Rounding Conventions.   The Committee may, in its sole discretion and taking into account any requirements of the Code, including without limitations Section 409A of the Code, determine the effect of vesting, stock dividend, and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.
(e)   Tax Withholding.   To the extent required by law, the Company (or a Subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the vesting or settlement of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him or her by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.
Without limiting the foregoing, the Committee may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Participant of shares already owned by him or her; provided, however, that payment of withholding obligation in the form of shares shall not be made with respect to an amount in excess of the minimum required withholding. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Participant shall deliver to the Company certificates registered in his or her name representing shares of Common Stock legally and beneficially owned by him or her, fully vested and free of all liens, claims, and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.
If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of shares of Common Stock shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.
(f)   Use of Proceeds.   The proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.
(g)   Awards to Non-United States Persons.   Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 11, to obtain favorable tax treatment for Participants or for any other reason the Board considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws, and any such amendments shall be evidenced by an Addendum or Subplan to the Plan. The Board may delegate this authority to the Committee.
(h)   Governing Law.   The granting of Awards and the issuance of Common Stock under the Plan shall be subject to all applicable laws and regulations and to such approvals by any governmental agency or national securities exchanges as may be required. To the extent not preempted by Federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.
(i)   Compliance with Section 409A.   It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Code. The Committee shall interpret and apply the Plan to that end, and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A.
(j)   Fair Market Value Defined.   For purposes of the Plan and except as may be otherwise explicitly provided in the Plan or in any Award agreement, the Fair Market Value of a share of Common Stock at any particular date shall be determined according to the following rules.
(i)   If Common Stock is at the time listed or admitted to trading on any Trading Market, then Fair Market Value shall mean the Closing Price for the Common Stock on such date. The “Closing Price” on any date shall mean the last sale price for the Common Stock, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading with a Trading Market; or
(ii)   If the Common Stock is not at the time listed or admitted to trading with a Trading Market, then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American; the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; the New York Stock Exchange; or the OTCQB or OTCQX markets maintained by The OTC Markets Group (or any successors to any of the foregoing).
11.
EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan shall be effective as of the date of Board approval of the Plan if, and only if, the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the shareholders of the Company approve the Plan within twelve months after such date. If so approved by the shareholders, the Committee may grant Awards under the Plan from time to time until the close of business on the 10th anniversary of the date of Board approval of the Plan (the “Termination Date”). The Plan shall terminate on the Termination Date. The Board may at any time amend the Plan; provided, however, that without approval of the Company’s shareholders there shall be no: (a) increase in the total number of shares covered by the Plan, except by operation of the provisions of Section 8, or the aggregate number of shares of Common Stock that may be issued to any single person; or (b) other change in the Plan that requires shareholder approval under applicable law. Except as otherwise provided in the Plan or an Award agreement, no amendment shall adversely affect outstanding Awards without the consent of the Participant. The Plan may be terminated at any time prior to the Termination Date by action of the Board, but any such termination will not terminate Awards then outstanding, without the consent of the Participant.

* SPECIMEN *1 MAIN STREETANYWHERE PA 99999-9999VOTE ON INTERNETGo to [http://www.vstocktransfer.com/proxy]and log-on using the below control number. CONTROL # VOTE BY MAILMark, sign and date your proxy card and return it in the envelope we have provided.VOTE BY TELEPHONEPlease call [_____________] and follow the recorded instructions. Available 24 hours a day/7 days a week. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on August 19, 2022 at 1:00 p.m., Pacific Time. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. If you vote by telephone or the Internet, please do NOT mail a proxy card 2022 Annual Meeting of Stockholders Proxy Card – WiSA Technologies, Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL (1)Election of Directors: •FOR ALL NOMINEES LISTED BELOW•WITHHOLD AUTHORITY TO VOTE FOR (except as marked to the contrary below) ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Brett Moyer02 Lisa Cummins03 Dr. Jeffrey M. Gilbert 04 David Howitt05 Helge Kristensen06 Sriram Peruvemba 07 Robert Tobias08 Wendy Wilson (2)To ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. •FOR•AGAINST•ABSTAIN (3)To approveof the adoption the Company’s Technical Team Retention Plan of 2022. •FOR•AGAINST•ABSTAINDate Signature Signature, if held jointly To change the address on your account, please check the box at right and indicate your new address in the space above. • Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLYRETURN THE ENCLOSED PROXY. WISA TECHNOLOGIES, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Revoking all prior proxies, the undersigned, a stockholder of WiSA Technologies, Inc. (the “Company”), hereby appoints Brett Moyer as attorney-in-fact and agent of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 19, 2022, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 at 1:00 p.m., Pacific Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse. Notwithstanding the foregoing or anything to the contrary contained herein, due to ongoing public health concerns relating to the COVID-19 pandemic and for the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS; FOR THE RATIFICATION OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022; AND FOR THE ADOPTION OF THE TECHNICAL TEAM RENTENTION PLAN OF 2022. PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 19, 2022 AT 1:00 P.M., PACIFIC TIME, AT THE COMPANY’S OFFICES AT 15268 NW GREENBRIER PKWY, BEAVERTON, OREGON 97006. • To change the address on your account, please check the box at right and indicate your new address in the space above. • (Continued and to be signed on Reverse Side)